                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  June 12, 2003
                                  -------------
                Date of Report (Date of earliest event reported)


                            OSI PHARMACEUTICALS, INC.
                            -------------------------
             (Exact name of registrant as specified in its charter)


             DELAWARE                    0-15190               13-3159796
-------------------------------       ------------         ------------------
(State or other jurisdiction of       (Commission          (I.R.S. Employer
        incorporation)                File Number)         Identification No.)


                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                    ----------------------------------------
                    (Address of principal executive offices)



                                 (631) 962-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                       ----------------------------------
                       (Former name or former address, if
                           changed since last report.)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 12, 2003, OSI Pharmaceuticals, Inc. completed its acquisition of Cell Pathways, Inc. in a stock-for-stock merger valued at approximately $31 million based on the five-day average closing prices of OSI's common stock at the time of the announcement of the merger in February 2003. The acquisition was structured as a merger of a wholly-owned subsidiary of OSI with and into Cell Pathways pursuant to an Agreement and Plan of Merger among OSI, Cell Pathways and CP Merger Corporation, dated as February 7, 2003. As a result of the merger, OSI acquired (1) a technology platform designed to selectively induce apoptosis, or programmed cell death, in pre-cancerous and cancerous cells; (2) two drug candidates in clinical development: Aptosyn(R) (exisulind) and CP461; and (3) a marketed oncology product, Gelclair(TM). In addition, OSI also acquired certain other assets, including the lease to a facility, property and equipment, and assumed certain liabilities.

         As consideration for the merger, each share of Cell Pathways common stock was exchanged for (i) 0.0567 of a share of OSI common stock and (ii) a contingent value right to receive 0.04 of a share of OSI common stock in the event a new drug application is accepted for filing with the U.S. Food and Drug Administration by June 12, 2008 for either of the two newly acquired clinical candidates, Aptosyn(R) (exisulind) or CP461. Based on the exchange ratio of 0.0567, approximately 2.2 million shares of OSI common stock were issued to Cell Pathways' stockholders in connection with the merger. Any outstanding options that were not exercised prior to the effective date of the merger were, in accordance with their terms, terminated. OSI has assumed each outstanding and unexercised warrant to purchase shares of Cell Pathways common stock pursuant to the same terms and conditions applicable to the respective Cell Pathways warrant except that the exercise price of the warrant and the number of shares of OSI common stock for which the warrant is exercisable were adjusted pursuant to a certificate of adjustment based on the exchange ratio described above.

         The number of shares of OSI common stock delivered as the merger consideration was determined through arms-length negotiation between the parties. There was no material relationship between Cell Pathways or its stockholders and OSI or any of its affiliates, directors or officers, or any associate of an OSI director or officer.

         The Agreement and Plan of Merger was filed by OSI as Exhibit 2.1 to the Form 8-K filed on February 11, 2003 and is incorporated herein by reference. Further details regarding the transaction are contained in OSI's press release dated June 12, 2003, attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (A)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

                  The consolidated financial statements of Cell Pathways, Inc., including the report of the independent auditors, KPMG LLP, required by this item appear at Exhibit 99.2 to this Current Report on Form 8-K and are incorporated herein by reference.

                  The unaudited consolidated financial statements of Cell Pathways, Inc. required by this item appear at Exhibit 99.3 to this Current Report on Form 8-K and are incorporated herein by reference.

         (B)      PRO FORMA FINANCIAL INFORMATION

                  Not applicable.

         (C)      EXHIBITS

EXHIBIT NO.                             DESCRIPTION
    2.1        Agreement and Plan of Merger among OSI Pharmaceuticals, Inc., CP
               Merger Corporation and Cell Pathways, Inc, dated as of
               February 7, 2003, filed by OSI as an exhibit to the Form 8-K filed on February 11, 2003 (file no. 000-15190), and incorporated herein by reference.

   23.1        Consent of KPMG LLP, independent auditors of Cell Pathways, Inc.

   99.1        Press Release, dated June 12, 2003. Filed herewith.

   99.2 Consolidated Financial Statements of Cell Pathways, Inc. Filed herewith.

   99.3        Unaudited Consolidated Financial Statements of Cell
               Pathways, Inc. Filed herewith.


                                        2
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 27, 2003            OSI PHARMACEUTICALS, INC.


                                  By:    /s/ Robert L. Van Nostrand
                                       ---------------------------------------
                                       Robert L. Van Nostrand
                                       Vice President and Chief Financial
                                       Officer (Principal Financial Officer)
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                                  EXHIBIT INDEX

EXHIBIT NO.                             DESCRIPTION

    2.1 Agreement and Plan of Merger among OSI Pharmaceuticals, Inc., CP Merger Corporation and Cell Pathways, Inc, dated as of February 7, 2003, filed by OSI as an exhibit to the Form 8-K filed on February 11, 2003 (file no. 000-15190), and incorporated herein by reference.

   23.1        Consent of KPMG LLP, independent auditors to Cell Pathways, Inc.
               Filed herewith.

   99.1        Press Release, dated June 12, 2003.  Filed herewith.

   99.2 Consolidated Financial Statements of Cell Pathways, Inc. Filed herewith.

   99.3 Unaudited Consolidated Financial Statements of Cell Pathways, Inc. Filed herewith.